SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT is made by and between Native American Energy Group, Inc., a Delaware corporation (the “Company” or “NAGP”) and the investor whose name is set forth on the signature page hereto (the “Investor”) (the Company and the Investor may be referred to herein collectively as the “Parties”).

In connection with the offering by the Company of Bridge Units, consisting of Bridge Notes and Bridge Shares, the Parties hereto agree as follows:

ARTICLE 1
THE SECURITIES

Section 1.01.  THE FINANCING AGREEMENT.

I understand that by signing this Subscription Agreement, I am agreeing to purchase the number of Bridge Units set forth on the signature page hereof and to be bound by all of the terms and conditions of the Financing Agreement dated as of July 25, 2011 by and among  NAGP, High Capital Funding, LLC, a Delaware limited liability company as the Lead Investor, David A. Rapaport as the Escrow Agent, and the Investors signatory thereto (the “Financing Agreement”), including the Escrow Terms and form of Bridge Note attached to the Financing Agreement as Exhibits A and B, respectively. A copy of the Financing Agreement is attached hereto as Exhibit I. My signature on this Subscription Agreement is deemed to be a signature on the Financing Agreement.  All italicized terms herein, otherwise stated, have the meanings ascribed to them in the Financing Agreement.  The Bridge Units, the Bridge Notes, and the Bridge Shares are sometimes referred to herein collectively as the “Securities.”

Section 1.02.  LEGENDS; SECURITIES NOT REGISTERED UNDER THE SECURITIES ACT OF 1933.

The Securities have not been registered under the Securities Act of 1933, as amended (the “Act”).  The certificates representing the Bridge Notes and the Bridge Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

This offering is not a public offering and is intended to be made pursuant to exemptions from registration as set forth in Section 4(2) of the Act and Regulation D as promulgated by the Securities and Exchange Commission (“SEC”) under the Act.  This offering is also intended to be exempt from the registration requirements of various state securities laws as may be applicable.

Section 1.03.  FEES.

The Company reserves the right to pay to each Placement Agent, as compensation for services in connection with this offering, 5% of the gross proceeds from sales of Securities by the Placement Agent, payable in cash upon each Closing, and a five-year warrant to purchase that certain number of shares of common stock of the Company equal to 10% of the Bridge Shares sold by such Placement Agent, at an exercise price of $0.60 per share, which warrant shall be issued following the final Closing.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

Section 2.01.  INVESTOR REPRESENTATIONS AND WARRANTIES.

The Investor makes each and every one of the representations and warranties set forth in the document entitled Investor Representations and Warranties Agreement attached hereto and incorporated herein by this reference as if such document were set forth herein in its entirety.

Section 2.02.  COMPANY REPRESENTATIONS AND WARRANTIES.

The Company hereby represents, warrants and covenants to the Investor as follows:

(a)           The Company has been duly organized and validly exists as a corporation in good standing under the laws of its state of incorporation.  The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing and where failure to so qualify would have a material effect on the Company.  The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies to own or lease its properties and conduct its businesses, and the Company is doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all federal, state and local laws, rules and regulations concerning the business in which it is engaged except where the failure so to do business in compliance would not have a material adverse effect on the business of the Company.  The disclosures in the Disclosure Documents (as defined in subsection 2.02 (b) below) concerning the effects of federal, state and local regulation on the Company’s business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact.  The Company has all corporate power and authority to enter into this Subscription Agreement, to issue and deliver Bridge Notes and the Bridge Shares, and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained or will have been obtained prior to each Closing.  No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the issuance of the Bridge Notes or the Bridge Shares except with respect to applicable federal and state securities laws.

(b)           The authorized capital and the issued and outstanding securities of the Company are as set forth in the Company’s Annual Report on Form 10-K/A for the period ending December 31, 2010 (the “Annual Report”) , which is attached hereto as Exhibit II and incorporated herein by this reference.  All material and relevant information about the Company is set forth in the Annual Report; in the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2011 (the “Quarterly Report”); the Current Reports on Form 8-K and 8-K/A filed on June 2, 7, 8, and 23, 2011 (the “Current Reports”); and in all other documents we file pursuant to section 13(a), 13(c), 14 or 15 of the Exchange Act after the date of this Memorandum (the “Future Documents,” and together with the Annual Report, Quarterly Report and Current Reports, the “Disclosure Documents”).  The Quarterly Report, Current Reports and Future Documents, along with the exhibits to the Annual Report, although not attached hereto, are incorporated herein by this reference and shall be provided by us upon request.  The Future Documents will update, supplement and supersede the information in this Subscription Agreement and the all preceding Disclosure Documents.

(c)           Except as described in the Disclosure Documents and except for the transactions contemplated by this Subscription Agreement and the Securities, there are: (A) no outstanding warrants, options or rights to subscribe for or purchase any capital stock or other securities from the Company, (B) no voting trusts or voting agreements among, or irrevocable proxies executed by, stockholders of the Company, (C) no existing rights of stockholders to require the Company to register any securities of the Company or to participate with the Company in any registration by the Company of its securities, and (D) no agreements among stockholders providing for the purchase or sale of the Company’s capital stock.

(d)           This Subscription Agreement and the attachments hereto have been duly and validly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except to the extent that the enforceability hereof or thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (B) limitations upon the power of a court to grant specific performance or any other equitable remedy, or (C) a finding by a court of competent jurisdiction that the indemnification provisions herein are in violation of public policy.  The Securities have been duly authorized, and to the best knowledge of the Company, the Securities are not and will not be subject to the preemptive rights of any stockholder of the Company.

(e)           The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property owned or leased by it, free and clear of all material liens, claims, encumbrances, security interests, and defects of any material nature whatsoever.

(f)           There is no litigation or governmental proceeding pending or threatened against, or involving the properties or business of, the Company which the Company believes would materially adversely affect the value or the operation of the properties or the business of the Company, except as set forth in the Disclosure Documents.

(g)           The financial statements of the Company contained in the Disclosure Documents fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

(h)           There has been no material adverse change in the condition or prospects for commercialization of the Company, financial or otherwise, as of the latest dates as of which such condition or prospects, respectively, are set forth in this Subscription Agreement and the Disclosure Documents; and the outstanding debt, the property and the business of the Company each conforms in all material respects to the descriptions thereof contained herein and therein.

(i)           The Securities conform in all respects to all statements in relation thereto contained herein or in the Securities.

(j)           The Company is not in violation of its Articles of Incorporation or Bylaws.  Neither the execution and delivery of this Subscription Agreement or the Securities, nor the issuance of the Securities, nor the consummation of any of the transactions contemplated herein or in the Securities, nor the compliance by the Company with the terms and provisions contained herein, or in the Securities, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other Subscription Agreement or instrument to which the Company is subject; nor will such action result in any violation of the provisions of the Articles of Incorporation or the Bylaws of the Company, or any statute or any order, rule or regulation applicable to the Company of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company; except for any conflict, breach, default, lien, charge or encumbrance which does not have a material and adverse effect on the Company, any of its business, property or assets, or any transactions contemplated hereby or by the Securities.

(k)           All taxes which are due and payable from the Company have been paid in full, and the Company does not have any material tax deficiency or claim outstanding, assessed, or proposed against it.

(l)           Subsequent to the dates as of which information is given in this Subscription Agreement or the Disclosure Documents, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, in excess of $1,000,000 in the aggregate, or (B) entered into any transaction other than in the ordinary course of business, or (C) declared or paid any dividend or made any other distribution on or in respect of its capital stock.  The Investor acknowledges that the Company is planning on conducting financing activities in the near future which will result in the issuance of securities of the Company to third parties.

(m)           The Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patents applications and licenses necessary to conduct and material to its business (including, without limitation any such licenses or rights described herein as being owned or possessed by the Company), and there is no material claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company’s businesses (including, without limitation, any such licenses or rights described herein or in the Disclosure Documents as being owned or possessed by the Company); the Company’s current products, services and processes do not and will not infringe on any patents currently held by third parties.

(n)           Other than disclosed in the Disclosure Documents, the Company is not under any obligation to pay any material royalties or fees of any kind whatsoever to any third party with respect to technology it has developed, used, employs, or intends to use or employ.

(o)           Neither this Subscription Agreement, the Securities nor the Disclosure Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.  All statements of material facts herein or therein (including, without limitation, any attachment, exhibit or schedule hereto or thereto) are true and correct as of the date hereof and will be true and correct on the Closing Date.

(p)           The Company shall use the proceeds from the sale of the Securities for payments on certain demand promissory notes made by the Lead Investor to the Company, for the general operating expenses of the Company, and to cover expenses of this offering.

(q)           Neither the Company, nor any of its respective officers, directors, employees or agents, nor any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (B) if not given in the past, might have had a materially adverse effect on the assets, business operations of the Company as reflected in any of the financial statements delivered to the Investor, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company.

(r)           The minute books and corporate records of the Company contain a complete summary of all meetings and actions of the officers, directors and stockholders of the Company since the time of its incorporation (and of any predecessor to the Company) and reflect all transactions referred to in such minutes accurately in all respects.

(s)           The Company will, at its own expense, provide any and all legal opinions required for the removal of the restrictive legend from any certificates for Bridge Shares pursuant to Rule 144 promulgated under the Act.  The Company shall bear all expenses incident to the legal opinions requested.

(t)           Subject to all applicable federal and state securities laws, the Company will facilitate all transfers between assignees of the Securities at the Company’s expense.

(u)           The Company has not paid or promised to pay any form of compensation to any unlicensed finders, whether in the form of finder’s fees, origination fees, referral fees, or otherwise.

ARTICLE III
CONDITIONS TO THE INVESTOR’S OBLIGATIONS

The obligation of the Investor to purchase the Securities at the Closing is subject to the following conditions:

(a)           The representations and warranties of the Company contained herein shall be true and correct in all material respects on and as of the Closing Date.

(b)           There shall be no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining the sale or purchase of the Securities.

(c)           At the Closing, the Investor shall be reasonably satisfied that:

(i)           The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the state of its organization and is duly qualified to do business and is in good standing in all jurisdictions in which the failure to so qualify would have a material adverse effect on the business of the Company.  To the best knowledge of the Company, no consent, authorization or order of, and no filing with, any court, government agency or other body is required for the issuance of the Securities by the Company, except for compliance with any applicable federal and/or state Securities laws.  This Subscription Agreement, the Financing Agreement, and the Securities have each been duly and validly authorized, executed, and delivered by the Company.

(ii)           The Securities have been duly authorized and to the best knowledge of the Company, the Securities are not and will not be subject to the preemptive rights of any stockholder of the Company.

(iii)           The authorized capital stock of the Company and the outstanding securities of the Company are as set forth herein and in the Disclosure Documents.  There are no other securities issued and outstanding, or if such securities do exist, that such securities have been duly authorized; all issued and outstanding securities of the Company have been duly authorized.  Except as set forth in the Disclosure Documents, the holders thereof have no rights of rescission with respect thereto.  To the best knowledge of the Company, except for transactions contemplated by this Subscription Agreement, the Securities, and except as otherwise described in the Disclosure Documents and other documents delivered in connection therewith, there are (A) no voting trusts or agreements among, or irrevocable proxies executed by, stockholders of the Company, (B) no existing rights of stockholders to require the Company to register any securities of the Company or to participate with the Company in any registration by the Company of its securities, and (C) no outstanding warrants, options or rights to subscribe for or purchase any capital stock or other securities from the Company.

(iv)           To the best knowledge of the Company other than as disclosed in the Disclosure Documents, there is no litigation or government proceeding pending against, or involving the properties or business of the Company which might materially and adversely affect the value or the operation of the properties or the business of the Company.

(v)           Neither the execution and delivery of this Subscription Agreement nor the attachments hereto, nor the issue and sale of the Securities, nor the consummation of any of the transactions contemplated therein, nor the compliance by the Company with the terms and provisions thereof, has conflicted with or will conflict with, or has resulted in or will result in any violation of the provisions of the Articles of Incorporation or the Bylaws of the Company, or, to the best knowledge of the Company, constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company pursuant to the terms of any  indenture, mortgage, deed of trust, note, loan or credit agreement known to the Company, or any other agreement or instrument evidencing an obligation for borrowed money known to the Company or any other material agreement or instrument known to the Company, to which the Company is a party or by which the Company may be bound, the violation of which would have a material adverse effect on the Company, other than as described in the .

(d)           On or prior to each Closing, the Investor participating in such Closing shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters set forth herein, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

(e)           Prior to each Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition, prospects or the business activities, financial or otherwise, of the Company as a whole, from the latest dates as of which such condition is set forth in this Subscription Agreement and the Disclosure Documents; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company from the latest date as of which the financial condition of the Company is set forth in this Subscription Agreement which is material to the Company and which has not been disclosed to the Investor in writing; (iii) the Company shall not be in default in any material respect under any provision of any instrument relating to any outstanding indebtedness; (iv) no material amount of the assets of the Company shall have been pledged or mortgaged; and (v) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or affecting any of its respective properties or businesses before or by any court of federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding could materially adversely affect the business, operations, prospects or financial condition or income of the Company.

ARTICLE IV
CONDITIONS TO THE COMPANY’S OBLIGATIONS

The obligation of the Company to sell the Securities at each Closing is subject to the following conditions:

(a)           The representations and warranties of the Investor contained in the document entitled Investor Representations and Warranties Agreement attached hereto shall be true and correct in material respects on and as of the Closing.

(b)           There shall be no preliminary or permanent injunction or other order, decree, or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining the sale or purchase of the Securities.

ARTICLE V
INDEMNIFICATION

(a)           The Company hereby agrees to indemnify and hold harmless the Investor, their stockholders, directors, partners, employees, agents, attorneys and each person, if any, who controls such Investor within the meaning of the Act, against any and all losses, claims, damages or liabilities to which such Investor or any such stockholder, director, partner, employee, agent, attorney or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained herein, in the Securities, in the Disclosure Documents, or in any statement made to or in any filing with the SEC or to or with any state securities commission, bureau or office (including any amendments thereto), or arise out of or based upon the omission or alleged omission to state herein or therein a material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading (unless such statements are made or omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Investor by the Investor expressly for use herein or therein or any amendment hereof or supplement hereto), or any violation by the Company of the Act or state “blue sky” laws, or any breach by the Company of its obligations, representations or warranties hereunder or under the Securities.

(b)           The Investor hereby agrees to indemnify and hold harmless the Company and its respective stockholders, directors, employees, agents and each person, if any, who controls any of the foregoing within the meaning of the Act, against any and all losses, claims, damages or liabilities, to which the Company or any of the Company’s stockholders, directors, employees, agents or controlling persons may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any authorized written statement with respect to the offering made by the Investor, its stockholders, directors, partners, agents or employees, or any breach by such Investor of its obligations, representations or warranties hereunder.

(c)           Promptly after receipt by an indemnified party under either subparagraph (a) or (b), as the case may be, of the notice of commencement of any action covered by subparagraph (a) or (b), such indemnified party shall within ten business days notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify such indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent such indemnifying part has been materially prejudiced by such omission, shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification.  In the event that any action is brought against the indemnified party, and it shall notify the indemnifying party in a timely manner, the indemnifying party will be entitled to participate in such action and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it.  After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subparagraph for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expenses, participate in such defense by counsel chosen by it without, however, impairing the indemnifying party’s control of the defense.  Notwithstanding anything to the contrary contained herein, the indemnified party shall have the right to choose its own counsel and control the defense of any action, all at the reasonable expense of the indemnifying party, if (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party shall have reasonably conclude that there may be defenses available to such indemnified party that differ from the defenses available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party), in any of which events such reasonable fees and expenses of one additional counsel (for all indemnified parties) shall be borne by the indemnifying party (in the case of the Investor, one additional counsel for Investor.  No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnified party, which consent shall not be unreasonably withheld.

(d)           In order to provide for just and equitable contribution under the Act in any case in which (i) any indemnified party makes a claim for indemnification pursuant to this paragraph but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of the time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact the this paragraph provides for indemnification in such case, or (ii)  contribution under the Act is required on the part of any such person in circumstances for which indemnification is provided under this paragraph, then, in each such case, the Investor shall contribute to the aggregate losses, claims, damages or liabilities to which it may be subject (after any contributions from others), and the Company shall be responsible for the remaining portion thereof; provided, that in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE VI
NOTICES

Any notice, request, instruction, or other document required by the terms of this Subscription Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, or sent by facsimile transmission to the addresses of the Parties set forth below each Party’s signature on this Subscription Agreement.  The persons and addresses set forth below each Party’s signature on this Subscription Agreement may be changed from time to time by a notice sent as aforesaid.  If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Article, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient.  If notice is given by mail in accordance with the provisions of this Article, such notice shall be conclusively deemed given upon receipt and delivery or refusal.  If notice is given by facsimile transmission in accordance with the provisions of this Article, such notice shall be conclusively deemed given at the time of delivery if during business hours and if not during business hours, at the next business day after delivery, provided a confirmation is obtained by the sender.

ARTICLE VII
MISCELLANEOUS

(a)           This Subscription Agreement shall be governed by and construed and interpreted in accordance with the laws of the state of New York, applicable to contracts made and to be performed entirely therein, without giving effect to the rules of conflicts of law.  The Parties agree that the courts in the City of New York, State of New York shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Subscription Agreement and the transactions contemplated herein.

(b)           This Subscription Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

(c)           This Subscription Agreement represents the entire agreement between the Parties relating to the subject matter hereof, superseding any and all prior to contemporaneous oral and prior written agreements and understandings.  This Subscription Agreement may not be modified or amended nor may any right be waived except by a writing signed by the party against whom the modification or waiver is sought to be enforced.

(d)           The warranties, representations, and covenants of the Company and the Investor contained in or made pursuant to this Subscription Agreement shall survive the execution and delivery of this Subscription Agreement and the Closing.

(e)           The captions and headings contained herein are solely for convenience of reference and do not constitute a part of this Subscription Agreement.

(f)           There are no unlicensed finder fees owed in connection with the sale of the Securities.

(g)           Each of the attachments hereto is hereby incorporated herein as if each of such attachments were fully set forth herein in its entirety.  Each of such attachments is hereby expressly made a part of this Subscription Agreement.

(h)           The terms of the offering and of the Securities may only be amended or modified by the agreement of Investor subscribing for the Securities.

(i)           This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The Parties agree that this Subscription Agreement may be executed by facsimile or other form of electronic signature and such signatures shall be deemed originals.

(j)           The Parties hereto acknowledge that Oswald & Yap LLP drafted this Subscription Agreement and does not represent the Investor.  All Parties to this Subscription Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this Subscription Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, intending to be legally bound, the Parties hereto have executed this Subscription Agreement for the purchase of _________ Bridge Units for $_________ ($25,000 per Bridge Unit) as of the date set forth below.

COMPANY:

Native American Energy Group, Inc.,
a Delaware corporation

By:
Its:
Address:

Fax Number: (___) ____-_______

INVESTOR:

1.	All Investors print and sign name here:

Print name of individual subscriber, custodian,		Signature of individual subscriber,
authorized person, or trustee		authorized person, or trustee

Date: _______________________________

2.	If investment is being made jointly or two signatures are required:

Print name of co-subscriber, authorized person,	Signature of co-subscriber, authorized
or co-trustee	person, or co-trustee

Date: _______________________________

3.           All Investors please print your mailing address, telephone number, fax number, email address, and social security or federal employer identification number:

Address:	Telephone:

Fax:

Email:

Social security or federal employer identification number:

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]